                                   RELIASTAR

                            New York Analyst Meeting
                                February 8, 2000


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                          Stated Financial Objectives
--------------------------------------------------------------------------------

     o    12-14% annual growth in operating earnings per share

     o    16% operating income-based ROE

     o    13% annual growth in statutory premiums, deposits and fee revenue


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                        Meeting Our Financial Objectives
--------------------------------------------------------------------------------

     o    Continued Top Line Growth

     o    Operating Margin Improvement


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                      Top Line Growth: Market Opportunity
--------------------------------------------------------------------------------

Changing Wealth Paradigm:

                             [GRAPHIC APPEARS HERE]


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                      Top Line Growth: Market Opportunity
--------------------------------------------------------------------------------

Low End of the High Net Worth Market:

     Net Worth                   U.S.HHs               5-year
      ($ mm)                     (000's)              Growth (%)
      ------                     -------              ----------
   Greater than 5                    30                   25%
       1 - 5                      6,100                   40
      .5 - 1                      9,500                   20

Source: PSI, 1997


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                     Top Line Growth: ReliaStar's Momentum
--------------------------------------------------------------------------------

     o    Multi-channel distribution

     o    Cross-selling

     o    Asset gathering

     o    Asset management track record

     o    Consumer financial education experience

     o    Internet marketing


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                  Top Line Growth: Asset Gathering/Management
--------------------------------------------------------------------------------

     o    RLR distribution leverage

          -    Twin Towers

     o    RLR product breadth

     o    Pilgrim


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                            Top Line Growth: Pilgrim
--------------------------------------------------------------------------------

                               Fund Performance


                   [DESCRIBES RECENT PERFORMANCE STATISTICS]

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                        Enterprise Cross-Selling Results
--------------------------------------------------------------------------------
($ in millions)

                              [GRAPH APPEARS HERE]


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                 Top Line Growth: Consumer Financial Education
--------------------------------------------------------------------------------

     o    It's marketing !!

     o    From "push" to "pull"

     o    Has application throughout RLR


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                Top Line Growth: ReliaStar Sales Records in 1999
--------------------------------------------------------------------------------

                         TOTAL INSURANCE PRODUCT SALES
                           Total Individual Products
                           Individual life insurance
                         Individual variable annuities
                            Total Worksite Products
                              Group life insurance
                       Voluntary payroll deduct insurance
                                  401(k) plans
                             MUTUAL FUNDS DEPOSITS


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                          Operating Margin Improvement
--------------------------------------------------------------------------------

     o    Consolidation of redundant functions

     o    Process re-engineering

     o    Internet service delivery


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                   Operating Margin: Business Consolidations
--------------------------------------------------------------------------------

     o    Individual Life and Annuities:

          -    from 10 operating units in 1997 to 2 in 2000

          -    customer service center consolidation in 1999-2000

     o    Worksite Financial Services:

          -    Four divisions now under common management

          -    Strategic exit from medical business in 1998-1999

     o    Enterprise wide expense initiatives (totaling $50 million): 1998-2002


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                    Operating Margin: Process Re-engineering
--------------------------------------------------------------------------------

     o    Activity Value Analysis

     o    Technology

     o    Internet


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                   Operating Margin: Improving Expense Ratio
--------------------------------------------------------------------------------
($ in millions)

                               1990        1994       1998        1999     4Q00P
                               ----        ----       ----        ----     -----
   Statutory Premiums
      and Deposits            $1,140      $1,810     $3,308     $3,949

   Operating Expenses*           245         248        404        395

   Expense Ratio                21.5%       13.7%      12.2%       10.0%      9%


*Life insurance companies' operating expenses


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                              Internet Strategies
--------------------------------------------------------------------------------

Contribute to:

     o    Top Line Growth and

     o    Operating Margin Improvement


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                                  The Internet
--------------------------------------------------------------------------------

                    Faster                          Break-Through
                    Cheaper                         Application
                    Better

                                    Consumer

                              Retail Distribution

                                    Worksite

     o    Operating margin improvement

     o    Top line growth via "New Economy" marketing


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                      Top Line Growth: Market Opportunity
--------------------------------------------------------------------------------

Changing Wealth Paradigm:

                             [GRAPHIC APPEARS HERE]

Source: The 1998-99 MacroMonitor


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                   Meeting our Financial Objectives: Summary
--------------------------------------------------------------------------------

                                                 Operating Earnings
RLR Segment                                  Growth Rate vs. RLR Target
-----------                                  --------------------------
RLA                                                   Just Under
WFS                                                   Over
Reinsurance                                           Right On
Asset Management                                      Well Over
Total                                                 12-14%


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                                 Pilgrim Funds/
                                Asset Management


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                                 Pilgrim Funds
--------------------------------------------------------------------------------

Three Business Segments

     o    Closed-end fund
          Pilgrim Prime Rate Trust (PPR:NYSE)
          $1.7 billion

     o    Structured finance
          10 CLO's/CBO's
          $3.6 billion

     o    Open-end funds (includes variable and institutional products)
          44 accounts
          $9.3 billion


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                             Open-End Fund Business


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                                 Pilgrim Funds
--------------------------------------------------------------------------------

Full Product Range:  26 Funds

               [PIE CHART DESCRIBING ASSET CLASSES APPEARS HERE]


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                                 Pilgrim Funds
--------------------------------------------------------------------------------

Diversified Asset Classes = $9.3 billion

           [PIE CHART DESCRIBING $ BALANCES BY CLASSES APPEARS HERE]


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                                 Pilgrim Funds
--------------------------------------------------------------------------------

                    Distribution - Non Proprietary (Loaded)

         Wirehouse:  7                                Independent:  896
o        Merrill Lynch                       o        SunAmerica Securities
o        Prudential-Securities               o        Linsco Private Ledger
o        PaineWebber, Inc.                   o        Raymond James
o        Salomon Smith Barney                o        WSSI
o        Morgan Stanley Dean Witter          o        PrimeVest
o        A.G. Edwards                        o        Charles Schwab
o        CIBC Oppenheimer                             TOTAL:  903 firms


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                                  Pilgrim Funds
--------------------------------------------------------------------------------

                             [USA MAP APPEARS HERE]


                               Channel: Wirehouse


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                                  Pilgrim Funds
--------------------------------------------------------------------------------

                             [USA MAP APPEARS HERE]


                              Channel: Independent


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                                  Pilgrim Funds
--------------------------------------------------------------------------------

                            Open-end fund sales ($M)

                 [GRAPH DESCRIBING 1998 AND 1999 APPEARS HERE]


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                                 Pilgrim Funds
--------------------------------------------------------------------------------

                              Sales by Month ($M)

                [GRAPH DESCRIBING SALES BY MONTH APPEARS HERE]


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                                  Pilgrim Funds
--------------------------------------------------------------------------------

                Diversified Fund Sales in January - Total $627M

          [PIE CHART DESCRIBING SALES BY ASSET CLASSES APPEARS HERE]


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                                  Pilgrim Funds
--------------------------------------------------------------------------------

Disciplined Selling Process

     o    Sales Force Fully Deployed

     o    Scripted Presentations

     o    Timely Follow-Up

     o    Management Controls


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                                  Pilgrim Funds
--------------------------------------------------------------------------------

             [DESCRIBE PUBLICLY AVAILABLE PERFORMANCE STATISTICS]

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                                  Pilgrim Funds
--------------------------------------------------------------------------------

2000 New Initiatives:

Variable Annuity Business Distribution

     o    Non Proprietary - 903 Firms with 15,000 active Reps

     o    Proprietary

          ..   Washington Square Securities - 2,600 Reps

          ..   PRIMEVEST - 1,400 Reps Utilize Expanded Wholesalers Complement

     Utilize Expanded Wholesalers Complement

          o    Proficient

          o    Well Informed

          o    Single Point of Contact


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                                 Pilgrim Funds
--------------------------------------------------------------------------------
(in millions, except EPS)

                            Accretion to EPS in 2000

1999 earnings for Pilgrim                                 $15.9
Estimated CY2000 earnings growth
  (incl. Nicholas-Applegate, new structured
   financing transactions, other AUM growth)                6.5
                                                         ------
Estimated 2000 Pilgrim earnings                            22.4
Estimated expense savings  (pretax $9)                      5.4
Estimated earnings from cross-selling                       2.0
Estimated interest on new debt issued                      (6.7)
Estimated goodwill amortization                            (7.8)
                                                         ------
       Estimated incremental earnings in 2000             $15.3
       New RLR shares issued                                3.1
       Estimated EPS on new shares                        $4.94


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

                               Internet Strategies


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               Internet Solutions for the Life Insurance Industry
--------------------------------------------------------------------------------

               Faster                                      Break-
               Cheaper                                     Through
               Better                                      Application

                                    Consumer

                              Retail Distribution

                                    Worksite


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                         Internet Strategies: Consumer
--------------------------------------------------------------------------------

               Faster                                      Break-
               Cheaper                                     Through
               Better                                      Application

                              Business-to-Consumer

Improved delivery of service and information:

     - consolidated data store supports website access to customer account information

Marketing through financial education:

     -    unique, "irreverent," entertaining, non-sales-oriented website


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                           Retail Internet Marketing
--------------------------------------------------------------------------------

"Ihatefinancialplanning.com"

     o User-friendly, entertaining website dealing with wide range of financial planning subjects

     o    Educates consumers in non-sales-oriented "safe haven" environment

     o Walks consumers through the steps of preparing detailed financial plans

     o Generates qualified leads for RLR producers, or consumers may choose other fulfillment options

     o    Initial release: 2Q00


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                           Consumer Research Findings
--------------------------------------------------------------------------------

     o    Is the "IHFP" concept marketable?

          -    77% said they hate financial planning

          -    72% said they don't have a plan

          -    70% said that financial planning was important

          -    66% said they would visit a site called IHFP.com

     o Reasons cited for disliking financial planning: lack of time; don't know where to start; afraid of what they will find out; fear of high pressure sales

[Based on 1,272 consumer responses from online survey of 12,000 internet users]


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                       Consumer Research Findings, cont.
--------------------------------------------------------------------------------

     o    What will be viable fulfillment options?

          -    consumer builds own financial plan, with some guidance

          - consumer chooses referral to a financial education seminar or qualified financial planner/advisor

          -    consumer chooses direct options, by phone or e-mail


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

                        "I Hate Financial Planning.com"
--------------------------------------------------------------------------------

                             [PICTURE OF WEB PAGE]


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

                    Internet Strategies: Retail Distribution
--------------------------------------------------------------------------------

               Faster                                      Break-
               Cheaper                                     Through
               Better                                      Application

                        Business-to-Business-to-Consumer

     o    Improved delivery of service and information for distributors

     o    Automation of paper intensive processes

     o    "Virtual" wholesaler

     o Link to financial education content for both registered reps and consumers


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                  Internet Strategies for Retail Distribution
--------------------------------------------------------------------------------

     o    Field technology for our independent producers:

          -    "ReliaStar Extra" website: complete resource for producers

          - "ReliaStar Presents" software: powerful, online `inforce illustrations'

     o    Support for the registered reps of our broker/dealers:

          - "e-toolbox" internet-based communication system and support materials

          -    full online trading capabilities

          -    marketplace services

          - customers' direct access to on-line account data and trading (in pilot)


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                     Retail Distribution Strategies (cont.)
--------------------------------------------------------------------------------

     o    Virtual Wholesaler:

          -    transforms wholesaling approach to third-party broker/ dealers

          -    just-in-time sales ideas and support

          -    advanced sales training (e.g., estate planning)

          - audio and video capabilities bring fund managers and human wholesalers to the desktop of independent reps

          -    initial release: summer of 2000


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                         Internet Strategies: Worksite
--------------------------------------------------------------------------------

               Faster                                      Break-
               Cheaper                                     Through
               Better                                      Application


                       Business-to-Business (-to-Consumer)

     o Improved delivery of service and information to both plan sponsors and plan participants

     o    Automation of paper intensive processes

     o    Desktop enrollment/ electronic data exchange

     o Market to consumers at the worksite through employer intranets (leveraging retail website capabilities)


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                      Internet Strategies for the Worksite
--------------------------------------------------------------------------------

     o    Front-end sales: bidding process

     o    Enrollment and administration of benefits

     o    Self-service for benefit plan participants

     o Marketing to consumer at the worksite (link to IHFP.com education content)


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

                           Worksite Financial Services


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Comprised of Four Business Units . . .

                          ReliaStar Employee Benefits
                                      REB
                                   Group and
                              Voluntary Products

                                --------------

                          ReliaStar Payroll Deduction
                                      RPD
                               Payroll Deduction
                              Individual Products

                                --------------

                          ReliaStar Retirement Plans
                                      RRP
                              401(k) and Pension

                                --------------

                          Worksite Advisory Services
                                      WAS
                              Financial Advisors
                                  MoneySense


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                          Worksite Financial Services
--------------------------------------------------------------------------------

1999 Highlights

     o    Sales increases of 32%

     o    Trustmark/medical transition complete

     o    Earnings at expectations

     o    Internet activity accelerating


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Sales Results

      ($ in millions)               1998             1999              Variance
                                    ----             ----              --------
      Group                         $ 83             $107              + 29%
      401(k)                         453              600              + 33%
      Payroll Deduct                  16               21              + 34%

      TOTAL                         $552             $728              + 32%


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                           Worksite Financial Services
--------------------------------------------------------------------------------

Earnings

     o    1999 earnings increase of 7% was lower than recent years run rate of
          17.5%

     o    1999 growth rate reduction is attributable to discontinued lines

     o    Medical transition is complete


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Earnings Growth Initiatives


     o    Earnings growth is the Division's overriding objective

     o    Objectives will be achieved with both Tactical and Strategic
          Initiatives

          -    Continuation of existing initiatives
          -    Pursuing new strategies


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Tactical Initiatives:

1.  Continue Sales Office/Staff Expansion

     o    Total Sales Staff - 121 (+34% in 3 years)

     o    Number of offices - 45

     o    4 new offices opened in 1999


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

                          Worksite Financial Services
--------------------------------------------------------------------------------

Tactical Initiatives:

2.  Further Exploit Cross Sales Opportunities

     o    1999 Cross Sales were up 27%

     o    Example of Cross Sales Successes:

          Payroll Deduct Cross Sales ($ in millions)

               1996       1997       1998       1999
               ----       ----       ----       ----
               $1.3       $3.1       $4.5       $7.6

     o    Similar experience with Group cross selling 401(k) products


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Tactical Initiatives:

2.  Further Exploit Cross Sales Opportunities (cont'd)

     o    Generating increased incremental sales as a result of cross selling

     o    Percentage of reps producing cross sales continues to grow (50% in
          1999)

     o    Higher expectations for 2000


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

                          Worksite Financial Services
--------------------------------------------------------------------------------

Tactical Initiatives:

3.  Asset Gathering via 401(k)

     o    Pilgrim performance is "saleable"

     o    Pilgrim funds added to "sub advised" offering

     o    Exploring non-group annuity based Pilgrim fund offerings


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Tactical Initiatives:

4.  Worksite Advisory Services

     o    Life sales up 36%

     o    One-on-ones per advisor up 36%

     o    Revenue per adviser up 97%

     o WAS continues to be a key differentiator producing incremental core product sales for WFS


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Strategic Initiatives:

Current Internet Status

     o    401(k) capability

     o Payroll deduct completed first internet enrollment for payroll deduct in December.

     o    Group market now progressing

          -    Electronic data exchange
          -    Bid/proposal/underwriting
          -    Enrollment process


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Strategic Initiatives:

1.  Core Business Internet Initiatives

     o    Strategy

          -    Implementing new group/payroll deduct administration system
          - Developing capability to interface with multiple technology companies/distributors
          - Considering several investment opportunities to acquire data exchange, enrollment, and billing capability in order to gain more control of the process


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                          Worksite Financial Services
--------------------------------------------------------------------------------

Strategic Initiatives:

2.  Small Group Capability

     o    Reviewed several acquisition targets in 1999

     o    Technology driven market

     o    Expansion into 50 to 500 market


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

                          Worksite Financial Services
--------------------------------------------------------------------------------

Strategic Initiatives:

3. Retail marketing enabled through internet/data enhancements

     o Retail opportunities due to higher volume and quality data with internet capabilities and access

          - Data available through group internet enrollment may help segment financial needs
          - Paid access to financial advice both on internet, e-mail, or telephone
          -    IHFP/other ReliaStar initiatives
          -    Asset gathering

     o    Internet access/data in conjunction with WAS Advisors


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

                            ReliaStar Life & Annuity


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                         ReliaStar Life & Annuity 2000
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]


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

                       Consolidation/Integration Benefits
--------------------------------------------------------------------------------

Optimized resources through centralized:

     o    Senior management

     o    Financial management/reporting

     o    Service operations

     o    Marketing

     o    Product management

     o    Internet-based technology


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                                Business Drivers
--------------------------------------------------------------------------------

     o    Optimize multi-product/multi-channel strategies

          -    Risk management
          -    Asset gathering in partnership with Pilgrim

     o    Fully integrate WSSI marketing support

     o    Leverage training and education platforms

     o    Focus on variable annuity sales

          -    Wholesaling alliance with Pilgrim
          -    TSA and Brokerage channel strategies


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

                           Product Management Culture
--------------------------------------------------------------------------------

     o    Monitor competition, marketplace & distribution needs

     o    Deliver low-cost protection and asset-gathering designs

     o    Emphasis on asset gathering design

          -    VA / VUL
          -    Pilgrim buckets
          -    Enhanced service class


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

                                Product Emphasis
--------------------------------------------------------------------------------

     o    Variable life

          -    Multiple markets
          -    Multiple channels

     o    Variable annuities

     o    TSA [403(b)]

     o    Low-cost protection


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

                             Marketing Initiatives
--------------------------------------------------------------------------------

     o    Estate planning "in a box"

     o    Seminar lead generation

     o    Business owner strategies

     o    Annuity maximization


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

                           Cross-Selling Competencies
--------------------------------------------------------------------------------

Foundation for
cross-selling:

               o    Specialized distribution channels

               o    Broad product awareness

               o    Trust services

               o    Integrated compensation packages

               o    Training


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

                           Cross-Selling Competencies
--------------------------------------------------------------------------------

     o    Years of skill building under our belt

          -    Management of channel thrash
          -    Educating distribution on offerings
          -    Motivating sales management/distribution

     o    Ready to apply technique to new acquisitions


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

                                RLA Cross Sales
--------------------------------------------------------------------------------

Annualized New Premiums and Deposits
($ in millions)

                                   [BAR CHART]

                1994    1995    1996    1997    1998    1999
                ----    ----    ----    ----    ----    ----

Cross Sales      $9      $37     $69    $131    $193    $255

----------
Note: Includes sales of life insurance, annuities and mutual funds.


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

                               Expense Management
--------------------------------------------------------------------------------

     o    Alignment of technology with core strategies

     o Deliver Service Center phases on schedule, on budget, with required technology enhancements

     o    Resource management and crisp execution in light of:

          -    multi-location
          -    multi-channel
          -    multi-product lines


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

                              RLA Operating Income
--------------------------------------------------------------------------------

($ in millions)

                             1996-1999 CAGR: 14.9%

                            1996    1997    1998    1999
                            ----    ----    ----    ----

                  PFS       60.5    77.9    100.3   109.9
                  TSA/FA    62.9    67.6     74      77.3


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

                               RLA Annuity Sales
--------------------------------------------------------------------------------

Annualized New Premiums and Deposits
($ in millions)

                             1996-1999 CAGR: 10.7%

                                1996    1997    1998    1999
                                ----    ----    ----    ----

                  Fixed        419.7   451.2   417.9   404.3
                  Variable     223.4   311     422.8   468.5


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

                                Strategic Focus
--------------------------------------------------------------------------------

     o    Risk management continues as foundation

     o    Asset gathering leverages market opportunity

     o    Emphasizing competencies with goal of providing incremental growth


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

                                  RLA Summary
--------------------------------------------------------------------------------

     o    Grow revenue

          -    Products, marketing, channel management

     o    Cross sell

     o    Education/Training

     o    Manage expenses


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